                                                                  EXHIBIT 10.1.2

                                 $20,000,000.00


                                 AMENDMENT NO.1

                                       TO

                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

                     originally dated as of October 2, 2000

                                  by and among

                            ODYSSEY HEALTHCARE, INC.
                   ODYSSEY HEALTHCARE OF CENTRAL INDIANA, INC.
                    ODYSSEY HEALTHCARE OF PENNSYLVANIA, INC.
                     ODYSSEY HEALTHCARE OF NEW JERSEY, INC.
                     ODYSSEY HEALTHCARE OF NORTH TEXAS, INC.
                       ODYSSEY HEALTHCARE OF PHOENIX, INC.
                      ODYSSEY HEALTHCARE OF LAS VEGAS, INC.
                       ODYSSEY HEALTHCARE OF HOUSTON, INC.
                     ODYSSEY HEALTHCARE OF NEW ORLEANS, INC.
                       ODYSSEY HEALTHCARE OF GEORGIA, INC.
                       ODYSSEY HEALTHCARE OF DETROIT, INC.
                     ODYSSEY HEALTHCARE OF BIRMINGHAM, INC.

                                       and

                         HELLER HEALTHCARE FINANCE, INC.


                          Amended as of March 29, 2001



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       AMENDMENT NO. 1 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT


         THIS AMENDMENT NO. 1 TO THE AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is made as of this 29th day of March, 2001, by and among ODYSSEY HEALTHCARE, INC., a Delaware corporation, ODYSSEY HEALTHCARE OF CENTRAL INDIANA, INC., a Delaware corporation, ODYSSEY HEALTHCARE OF PENNSYLVANIA, INC., a Delaware corporation, ODYSSEY HEALTHCARE OF NEW JERSEY, INC., a Delaware corporation, ODYSSEY HEALTHCARE OF NORTH TEXAS, INC., a Delaware corporation, ODYSSEY HEALTHCARE OF PHOENIX, INC., a Delaware corporation, ODYSSEY HEALTHCARE OF LAS VEGAS, INC., a Delaware corporation, ODYSSEY HEALTHCARE OF HOUSTON, INC., a Delaware corporation, ODYSSEY HEALTHCARE OF NEW ORLEANS, INC., a Delaware corporation, ODYSSEY HEALTHCARE OF GEORGIA, INC., a Delaware corporation, ODYSSEY HEALTHCARE OF DETROIT, INC., a Delaware corporation, and ODYSSEY HEALTHCARE OF BIRMINGHAM, INC., a Delaware corporation, (collectively, "Original Borrower"), and ODYSSEY HEALTHCARE OPERATING B, INC., a Delaware corporation doing business as "Odyssey HealthCare of Little Rock" ("New Borrower") and HELLER HEALTHCARE FINANCE, INC., a Delaware corporation ("Lender").

                                    RECITALS

         A. Pursuant to that certain Amended and Restated Loan and Security Agreement dated October 2, 2000 by and between Borrower and Lender (as amended hereby and as further amended, modified and restated from time to time, collectively, the "Loan Agreement"), Lender agreed to make available to Borrower a revolving credit loan (the "Loan").

         B. Original Borrower now wishes to add New Borrower as a Borrower under the Loan Agreement.

         C. The parties now desire to amend the Loan Agreement in accordance with the terms and conditions set forth below.


         NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

         SECTION 1. DEFINITIONS. Unless otherwise defined in this Amendment, all capitalized terms shall have the meanings assigned to such terms in the Loan Agreement.

         SECTION 2. ADDITION OF NEW BORROWER. Original Borrower and Lender agree that the New Borrower shall from and hereafter be Borrower for all purposes of the Loan Agreement and other documents. Accordingly, the New Borrower hereby agrees to be bound by all of the conditions, covenants, representations, warranties, and other agreements set forth in the Loan

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Agreement, and hereby agrees to promptly execute all further documentation required by Lender to be executed by the New Borrower, consistent with the terms of the Loan Agreement.

         SECTION 3. CONFIRMATION OF REPRESENTATIONS AND WARRANTIES. New Borrower hereby confirms that all of the representations and warranties set forth in
Article IV of the Loan Agreement are true and correct with respect to the New Borrower, and specifically represents and warrants to Lender that it has good and marketable title to all of its respective Collateral, free and clear of any lien or security interest in favor of any other person or entity.

         SECTION 4. GRANT BY NEW BORROWER OF SECURITY INTEREST. Consistent with the intent of the parties, the undersigned New Borrower hereby grants to Lender a continuing first priority lien on and security interest in, upon, and to the Collateral, pursuant to and in accordance with the terms of Article III of the Loan Agreement.

         SECTION 5. ENFORCEABILITY. This Amendment constitutes the legal, valid and binding obligation of New Borrower, and is enforceable against each such New Borrower in accordance with its terms.

         SECTION 6. COSTS. Borrower shall be responsible for the payment of all costs of Lender incurred in connection with the preparation of this Amendment, and all reasonable document preparation fees of Lender's in-house counsel.

         SECTION 7. EFFECTIVE DATE. This Amendment shall be effective upon execution and delivery to Lender of this Amendment by each Borrower.

         SECTION 8. REFERENCE TO THE EFFECT ON THE LOAN AGREEMENT.

                  (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment.

                  (b) Except as specifically amended above, the Loan Agreement, and all other Loan Documents, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement.


         SECTION 9. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland.

         SECTION 10. HEADINGS. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         SECTION 11. COUNTERPARTS. This Amendment may be executed in counterparts, and both counterparts taken together shall be deemed to constitute one and the same instrument.



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                  IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

                                     LENDER:

                                     HELLER HEALTHCARE FINANCE, INC.
                                     a Delaware corporation


                                     By:  /s/ Anthony Romero
                                        ---------------------------------------
                                        Anthony Romero, Vice President

                                     BORROWER:

                                     ODYSSEY HEALTHCARE, INC.
                                     a Delaware corporation


                                     By:  /s/ Douglas B. Cannon
                                        ---------------------------------------
                                        Douglas B. Cannon, Chief Financial
                                        Officer and Secretary

                                     ODYSSEY HEALTHCARE OF CENTRAL INDIANA, INC.
                                     a Delaware corporation


                                     By:  /s/ Douglas B. Cannon
                                        ---------------------------------------
                                        Douglas B. Cannon, Chief Financial
                                        Officer and Secretary

                                     ODYSSEY HEALTHCARE OF
                                     PENNSYLVANIA, INC.
                                     a Delaware corporation


                                     By:  /s/ Douglas B. Cannon
                                        ---------------------------------------
                                        Douglas B. Cannon, Chief Financial
                                        Officer and Secretary


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]



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                                     ODYSSEY HEALTHCARE OF
                                     NEW JERSEY, INC.
                                     a Delaware corporation


                                     By:  /s/ Douglas B. Cannon
                                        ---------------------------------------
                                        Douglas B. Cannon, Chief Financial
                                        Officer and Secretary

                                     ODYSSEY HEALTHCARE OF
                                     NORTH TEXAS
                                     a Delaware corporation


                                     By:  /s/ Douglas B. Cannon
                                         --------------------------------------
                                         Douglas B. Cannon, Chief Financial
                                         Officer and Secretary

                                     ODYSSEY HEALTHCARE OF
                                     PHOENIX, INC.
                                     a Delaware corporation


                                     By:  /s/ Douglas B. Cannon
                                        ---------------------------------------
                                        Douglas B. Cannon, Chief Financial
                                        Officer and Secretary

                                     ODYSSEY HEALTHCARE OF
                                     LAS VEGAS, INC.
                                     a Delaware corporation


                                     By:  /s/ Douglas B. Cannon
                                        ---------------------------------------
                                        Douglas B. Cannon, Chief Financial
                                        Officer and Secretary

                                     ODYSSEY HEALTHCARE OF
                                     HOUSTON, INC.
                                     a Delaware corporation


                                     By:  /s/ Douglas B. Cannon
                                        ---------------------------------------
                                        Douglas B. Cannon, Chief Financial
                                        Officer and Secretary



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]



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                                     ODYSSEY HEALTHCARE OF
                                     NEW ORLEANS, INC.
                                     a Delaware corporation


                                     By:  /s/ Douglas B. Cannon
                                        ---------------------------------------
                                        Douglas B. Cannon, Chief Financial
                                        Officer and Secretary


                                     ODYSSEY HEALTHCARE OF
                                     GEORGIA, INC.
                                     a Delaware corporation


                                     By:  /s/ Douglas B. Cannon
                                        ---------------------------------------
                                        Douglas B. Cannon, Chief Financial
                                        Officer and Secretary

                                     ODYSSEY HEALTHCARE OF
                                     DETROIT, INC.
                                     a Delaware corporation


                                     By:  /s/ Douglas B. Cannon
                                        ---------------------------------------
                                        Douglas B. Cannon, Chief Financial
                                        Officer and Secretary

                                     ODYSSEY HEALTHCARE OF
                                     BIRMINGHAM, INC.
                                     a Delaware corporation


                                     By:  /s/ Douglas B. Cannon
                                        ---------------------------------------
                                        Douglas B. Cannon, Chief Financial
                                        Officer and Secretary


                                     ODYSSEY HEALTHCARE OPERATING B, INC.
                                     a Delaware corporation


                                     By:  /s/ Douglas B. Cannon
                                        ---------------------------------------
                                        Douglas B. Cannon, Chief Financial
                                        Officer and Secretary



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